SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                                  June 14, 2002

                Date of Report (Date of earliest event reported)

                          Collins & Aikman Corporation

             (Exact name of registrant as specified in its charter)


                           Delaware 1-10218 13-3489233
 (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                    5755 New King Court, Troy, Michigan 48098

               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number, including area
                                     code:

                                 (248) 824-2500

                                 Not Applicable

          (Former name or former address, if changed since last report)





Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         99.1  Opinion of Cahill Gordon & Reindel

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated:  June 14, 2002

                                         COLLINS & AIKMAN CORPORATION



                                By:    /s/ Ronald T. Lindsay
                                       -----------------------------------------
                                       Name: Ronald T. Lindsay
                                       Title:  Senior Vice President, General
                                               Counsel and Secretary




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